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                                                                   EXHIBIT 10.87


                                FIRST AMENDMENT

         This FIRST AMENDMENT (the "Amendment") is dated as of February 29, 1996, by and between Channel 55 of Albany, Inc., a Florida corporation ("Buyer") , and Cornerstone Television, Inc., a non-profit corporation ("Seller").

         WHEREAS, Buyer and Seller are parties to an Asset Purchase Agreement (the "Purchase Agreement"), dated as of December 11, 1995; and

         WHEREAS, Buyer and Seller desire to amend the terms of the Purchase Agreement.

         NOW, THEREFORE, in consideration of the agreements set forth herein and in the Purchase Agreement and other valuable consideration the sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

         1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         2.      Amendments.

                 a. The first four lines of Section 2.3 of the Purchase Agreement are hereby amended to read in their entirety as follows:

                                  "2.3  Purchase Price.  The Purchase Price for
                 the Assets shall be TWO MILLION FOUR HUNDRED NINETY THOUSAND DOLLARS ($2,490,000), adjusted as provided below, plus FIFTY THOUSAND DOLLARS ($50,000) in payment of the Noncompetition Agreement:"

                 b. Section 2.4 of the Purchase Agreement is hereby amended to read in its entirety as follows:

                                  "2.4  Payment of Purchase Price.  The
                 Purchase Price shall be paid by Buyer to Seller as follows:
                 At the Closing, Buyer shall pay to Seller (i) the sum of EIGHT HUNDRED FORTY THOUSAND DOLLARS ($840,000), adjusted as provided above, by wire transfer of immediately available
                 funds pursuant to wire instructions which shall be delivered by Seller to Buyer, at least two days prior to the Closing Date; and (ii) a Promissory Note and Guaranty in the form of
                 Schedule 2.4, in the principal amount of ONE MILLION SIX HUNDRED FIFTY THOUSAND DOLLARS ($1,650,000).
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         3.      Consent.  Seller hereby consents to the transfer of all of the capital stock of Buyer from The Christian Network, Inc. to Paxson
Communications Television, Inc. or an affiliate thereof.

         4. Effect of Amendment. Except as expressly modified hereby, the provisions of the Purchase Agreement shall remain unchanged and shall remain in full force and effect.

         5. Reference to Purchase Agreement. It shall not be necessary to refer to this Amendment in any reference to the Purchase Agreement. Any reference to the Purchase Agreement shall be deemed to be a reference to the Purchase Agreement as amended hereby.

         6. Governing Law. This Amendment shall be governed, construed and enforced in accordance with the laws of the State of Florida (without regard to the choice of law provisions thereof).

         7. Counterparts. This Amendment may be executed in one or more counterparts and each executed copy shall constitute an original.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                        CHANNEL 55 OF ALBANY, INC.


                                        By:  /s/ William L. Watson
                                             -----------------------------------
                                             Name:  William L. Watson
                                             Title: Secretary


                                        CORNERSTONE TELEVISION, INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

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         3.      Consent.  Seller hereby consents to the transfer of all of the capital stock of Buyer from The Christian Network, Inc. to Paxson
Communications Television, Inc. or an affiliate thereof.

         4. Effect of Amendment. Except as expressly modified hereby, the provisions of the Purchase Agreement shall remain unchanged and shall remain in full force and effect.

         5. Reference to Purchase Agreement. It shall not be necessary to refer to this Amendment in any reference to the Purchase Agreement. Any reference to the Purchase Agreement shall be deemed to be a reference to the Purchase Agreement as amended hereby.

         6. Governing Law. This Amendment shall be governed, construed and enforced in accordance with the laws of the State of Florida (without regard to the choice of law provisions thereof).

         7. Counterparts. This Amendment may be executed in one or more counterparts and each executed copy shall constitute an original.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                        CHANNEL 55 OF ALBANY, INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        CORNERSTONE TELEVISION, INC.


                                        By:  /s/ Olsen Engle
                                             -----------------------------------
                                             Name:  Olsen Engle
                                             Title: President